                         L-3 COMMUNICATIONS CORPORATION

                                 FIRST AMENDMENT
             TO SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT

                  This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 17, 2001 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the "BORROWER") which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF AMERICA, N.A., ("BOA"), as administrative agent for the Agents (as defined below) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and certain financial institutions named as co-agents, LEHMAN COMMERCIAL PAPER, INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and certain other parties have entered into the Second Amended and Restated 364 Day Credit Agreement dated as of May 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, the Borrower desires that the Lenders consent to an amendment of certain provisions of the Credit Agreement and related Credit Documents to, inter alia, (i) allow Holdings to issue certain convertible debt securities and (ii) make certain related amendments;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 2 of this Amendment, the Borrower and the Required Lenders hereby agree to amend the Credit Agreement as follows:

                  1.1 The following defined terms in Subsection 1.1 of the Credit Agreement are hereby amended and restated as follows:

                  "Consolidated EBITDA": as of the last day of any fiscal quarter, Consolidated Net Income of Borrower and its Subsidiaries and, without duplication, the Acquired Businesses (excluding, without duplication, (x) extraordinary gains and losses in accordance with GAAP, (y) gains and losses in connection with asset dispositions whether or not constituting extraordinary gains and losses and (z) gains or losses on discontinued operations) for the four fiscal quarters ended on such date, plus (i) Consolidated Interest Expense of Borrower and its Subsidiaries and all Consolidated Interest Expense of Holdings with respect to the Permitted Convertible Securities guaranteed by the Borrower or its Subsidiaries and, without duplication, the Acquired Businesses for such period, plus (ii) to the extent deducted in computing such Consolidated Net Income of Borrower or its Subsidiaries and, without duplication, the Acquired Businesses, the sum of income taxes, depreciation and amortization for such period.

                  "Consolidated Cash Interest Expense": as of the last day of any fiscal quarter, the amount of interest expense, payable in cash, of Borrower and its Subsidiaries and the amount of interest expense, payable in cash, of Holdings with respect to the Permitted Convertible Securities guaranteed by the Borrower or its Subsidiaries, for the four fiscal quarters ended on such date, determined on a consolidated basis in accordance with GAAP for such period.

                  "Consolidated Total Debt": at any date, the sum of (i) all Indebtedness of the Borrower and its Subsidiaries outstanding on such date for borrowed money or the deferred purchase price of property, including, without limitation, in respect of Financing Leases but excluding Indebtedness permitted pursuant to subsection 7.2(g) and (ii) the outstanding amount of Permitted Convertible Securities guaranteed by the Borrower or its Subsidiaries.

                  1.2 Subsection 2.6(b)(i) of the Credit Agreement is hereby amended by inserting the phrase "and the issuance of Permitted Convertible Securities by Holdings" after the phrase "(other than Indebtedness permitted pursuant to subsection 7.2" in the first sentence of subsection 2.6(b)(i).

                  1.3 Subsection 7.4(g) of the Credit Agreement is hereby amended and restated in their entirety to read as follows:

                      "(g) Guarantee Obligations in respect of Convertible
             Securities issued by Holdings (the "Permitted Convertible Securities"); and"

                  SECTION 2. CONDITIONS TO EFFECTIVENESS FOR SECTION 1. The provisions of Section 1 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

                  2.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto;

                  2.2 The Required Lenders shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment;

                  2.3 The representations and warranties contained in Section 3 hereof shall be true and correct in all respects; and

                  2.4 All conditions to effectiveness set forth in Section 2 in the First Amendment to the Third Amended and Restated Credit Agreement of even date herewith shall have been satisfied.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  3.1 Authorization and Enforceability. (a) The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT"), (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

                  3.2 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  3.3 Absence of Default and Setoff. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a potential Event of Default and no defense, setoff or counterclaim of any kind, nature or description exists to the payment and performance of the obligations owing by Borrower to the Agents and the Lenders.

                  SECTION 4. MISCELLANEOUS.

                  4.1 Effect on the Credit Agreement and the other Credit Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

                  4.2 Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  4.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  4.4 SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL; ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to "Amendment" herein.

                  4.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Except for the terms of Section 1 hereof (which shall only become effective on the Amendment Effective Date), this Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     L-3 COMMUNICATIONS CORPORATION


                                     By:
                                        ---------------------------------------
                                       Title:


                                     BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                     By:
                                        ---------------------------------------
                                       Title:


                                     BANK OF AMERICA, N.A.,
                                       as a Lender


                                     By:
                                        ---------------------------------------
                                       Title:

                                     LEHMAN COMMERCIAL PAPER INC.,
                                         as Documentation Agent, Syndication
                                         Agent and as a Lender


                                     By:
                                        ---------------------------------------
                                       Title:







   [SIGNATURE PAGES TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED 364 DAY
                               CREDIT AGREEMENT]

                     Guarantors' Acknowledgment and Consent

                  Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3 Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee.

Date: October 17, 2001



                                      L-3 COMMUNICATIONS HOLDINGS, INC.


                                      By:
                                         ---------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President-General Counsel
                                                 and Secretary


                                      HYGIENETICS ENVIRONMENTAL SERVICES, INC.


                                      By:
                                         ---------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President and Secretary


                                      L-3 COMMUNICATIONS ILEX SYSTEMS, INC.


                                      By:
                                         ---------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President and Secretary


                                      L-3 COMMUNICATIONS SPD TECHNOLOGIES INC.


                                      By:
                                         ---------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President and Secretary



[SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT AND CONSENT TO FIRST AMENDMENT TO
             SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                      L-3 COMMUNICATIONS AYDIN CORPORATION

                                      By:
                                         ---------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President and Secretary


                                      MICRODYNE CORPORATION


                                      By:
                                         ---------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President and Secretary











[SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT AND CONSENT TO FIRST AMENDMENT TO
             SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            THE BANK OF NEW YORK


                                            By:
                                               ---------------------------------
                                              Title:
















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            BANK ONE, N.A. (Main Office Chicago)


                                            By:
                                               ---------------------------------
                                              Title:












                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            FLEET NATIONAL BANK


                                            By:
                                               ---------------------------------
                                              Title:













                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:
                                               ---------------------------------
                                              Title:













                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            FIRST UNION COMMERCIAL CORPORATION


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            THE FUJI BANK, LIMITED


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            HSBC BANK USA


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            THE GOVERNOR AND COMPANY OF THE
                                            BANK OF IRELAND


                                            By:
                                               ---------------------------------
                                              Title:


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                          BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                          By:
                                             -----------------------------------
                                            Title:

















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            COMERICA BANK


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            CREDIT INDUSTRIEL ET COMMERCIAL


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            THE DAI-ICHI KANGYO BANK, LTD.


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            BARCLAYS BANK PLC

                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            RZB FINANCE LLC


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            ERSTE BANK, NEW YORK


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            GENERAL ELECTRIC CAPITAL CORPORATION


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                           By:
                                              ----------------------------------
                                             Title:












                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    THE MITSUBISHI TRUST AND BANKING CORPORATION

                                    By:
                                       ---------------------------------
                                      Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            SOCIETE GENERALE


                                            By:
                                               ---------------------------------
                                              Title:















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            SUNTRUST BANK


                                            By:
                                               ---------------------------------
                                              Title:














                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                            WEBSTER BANK


                                            By:
                                               ---------------------------------
                                               Title:

















                     [SIGNATURE PAGES TO FIRST AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                         L-3 COMMUNICATIONS CORPORATION

                                 FIRST AMENDMENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                  This FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 17, 2001 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the "BORROWER") which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF AMERICA, N.A., ("BOA"), as administrative agent for the Agents (as defined below) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and certain financial institutions named as co-agents, LEHMAN COMMERCIAL PAPER, INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and certain other parties have entered into the Third Amended and Restated Credit Agreement dated as of May 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, the Borrower desires that the Lenders consent to an amendment of certain provisions of the Credit Agreement and related Credit Documents to, inter alia, (i) allow Holdings to issue certain convertible debt securities and (ii) make certain related amendments;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 2 of this Amendment, the Borrower and the Required Lenders hereby agree to amend the Credit Agreement as follows:

         1.1 The following defined terms in Subsection 1.1 of the Credit Agreement are hereby amended and restated as follows:

                  "Consolidated EBITDA": as of the last day of any fiscal quarter, Consolidated Net Income of Borrower and its Subsidiaries and, without duplication, the Acquired Businesses (excluding, without duplication, (x) extraordinary gains and losses in accordance with GAAP, (y) gains and losses in connection with asset dispositions whether or not constituting extraordinary gains and losses and (z) gains or losses on discontinued operations) for the four fiscal quarters ended on such date, plus (i)

         Consolidated Interest Expense of Borrower and its Subsidiaries and all Consolidated Interest Expense of Holdings with respect to the Permitted Convertible Securities guaranteed by the Borrower or its Subsidiaries and, without duplication, the Acquired Businesses for such period, plus
         (ii) to the extent deducted in computing such Consolidated Net Income of Borrower and its Subsidiaries and, without duplication, the Acquired Businesses, the sum of income taxes, depreciation and amortization for such period.

                  "Consolidated Cash Interest Expense": as of the last day of any fiscal quarter, the amount of interest expense, payable in cash, of Borrower and its Subsidiaries and the amount of interest expense, payable in cash, of Holdings with respect to the Permitted Convertible Securities guaranteed by the Borrower or its Subsidiaries, for the four fiscal quarters ended on such date, determined on a consolidated basis in accordance with GAAP for such period.

                  "Consolidated Total Debt": at any date, the sum of (i) all Indebtedness of the Borrower and its Subsidiaries outstanding on such date for borrowed money or the deferred purchase price of property, including, without limitation, in respect of Financing Leases but excluding Indebtedness permitted pursuant to subsection 7.2(g) and (ii) the outstanding amount of Permitted Convertible Securities guaranteed by the Borrower or its Subsidiaries.

         1.2 Subsection 2.6(b)(i) of the Credit Agreement is hereby amended by inserting the phrase "and the issuance of Permitted Convertible Securities by Holdings" after the phrase "(other than Indebtedness permitted pursuant to subsection 7.2" in the first sentence of subsection 2.6(b)(i).

         1.3 Subsection 7.4(g) of the Credit Agreement is hereby amended and restated in their entirety to read as follows:

                  "(g) Guarantee Obligations in respect of Convertible Securities issued by Holdings (the "Permitted Convertible Securities"); and"

                  SECTION 2. CONDITIONS TO EFFECTIVENESS FOR SECTION 1. The provisions of Section 1 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

                  2.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto;

                  2.2 The Required Lenders shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment;

                  2.3 The representations and warranties contained in Section 3 hereof shall be true and correct in all respects;

                  2.4 All conditions to effectiveness set forth in Section 2 in the First Amendment to the Second Amended and Restated 364 Day Credit Agreement of even date herewith shall have been satisfied.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  3.1 Authorization and Enforceability. (a) The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT"), (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

                  3.2 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  3.3 Absence of Default and Setoff. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a potential Event of Default and no defense, setoff or counterclaim of any kind, nature or description exists to the payment and performance of the obligations owing by Borrower to the Agents and the Lenders.

                  SECTION 4. MISCELLANEOUS.

                  4.1 Effect on the Credit Agreement and the other Credit Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

                  4.2 Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  4.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  4.4 SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL; ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to "Amendment" herein.

                  4.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Except for the terms of Section 1 hereof (which shall only become effective on the Amendment Effective Date), this Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       L-3 COMMUNICATIONS CORPORATION


                                       By:
                                          --------------------------------------
                                         Title:


                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                       By:
                                          --------------------------------------
                                         Title:


                                       BANK OF AMERICA, N.A.,
                                         as a Lender


                                       By:
                                          --------------------------------------
                                         Title:


                                       LEHMAN COMMERCIAL PAPER INC.,
                                            as Documentation Agent, Syndication
                                            Agent and as a Lender


                                       By:
                                          --------------------------------------
                                         Title:






    [SIGNATURE PAGES TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                     Guarantors' Acknowledgment and Consent

                  Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3 Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee.

Date: October 17, 2001



                                     L-3 COMMUNICATIONS HOLDINGS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:  Christopher C. Cambria
                                        Title: Vice President-General Counsel
                                               and Secretary


                                     HYGIENETICS ENVIRONMENTAL SERVICES, INC.


                                     By:
                                        ----------------------------------------
                                        Name:  Christopher C. Cambria
                                        Title: Vice President and Secretary


                                     L-3 COMMUNICATIONS ILEX SYSTEMS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:  Christopher C. Cambria
                                        Title: Vice President and Secretary


                                     L-3 COMMUNICATIONS SPD TECHNOLOGIES INC.


                                     By:
                                        ----------------------------------------
                                        Name:  Christopher C. Cambria
                                        Title: Vice President and Secretary






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                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                       L-3 COMMUNICATIONS AYDIN CORPORATION


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title: Vice President and Secretary


                                       MICRODYNE CORPORATION


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title: Vice President and Secretary











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



                                     THE BANK OF NEW YORK


                                     By:
                                        ---------------------------------------
                                      Title:





























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                                   AGREEMENT]
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                                     BANK ONE, N.A. (Main Office Chicago)


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     FLEET NATIONAL BANK


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     FIRST UNION COMMERCIAL CORPORATION


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     THE FUJI BANK, LIMITED


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     HSBC BANK USA

                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     THE GOVERNOR AND COMPANY OF THE BANK OF
                                     IRELAND


                                     By:
                                        ---------------------------------------
                                      Title:

                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     COMERICA BANK

                                     By:
                                        ---------------------------------------
                                      Title:































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                                     CREDIT INDUSTRIEL ET COMMERCIAL


                                     By:
                                        ---------------------------------------
                                      Title:































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                                     THE DAI-ICHI KANGYO BANK, LTD.


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     BARCLAYS BANK PLC

                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     RZB FINANCE LLC


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     ERSTE BANK, NEW YORK


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     GENERAL ELECTRIC  CAPITAL CORPORATION


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                     By:
                                        ---------------------------------------
                                      Title:































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                                    THE MITSUBISHI TRUST AND BANKING CORPORATION


                                    By:
                                       ---------------------------------------
                                     Title:































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                                     SOCIETE GENERALE


                                     By:
                                        ---------------------------------------
                                      Title:































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                                   AGREEMENT]
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                                     SUNTRUST BANK


                                     By:
                                        ---------------------------------------
                                      Title:































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                                     WEBSTER BANK

                                     By:
                                        ---------------------------------------
                                      Title:







































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                                   AGREEMENT]